Exhibit 99.1

SIGA Technologies, Inc. Files for Chapter 11 Reorganization

NEW YORK, NY Sept. 16, 2014 -- SIGA Technologies, Inc. (NASDAQ:SIGA), a company specializing in the development and commercialization of solutions for serious unmet medical needs and biothreats, announced today that it has filed a voluntary petition for relief under chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York.

SIGA commenced the chapter 11 case to preserve and to assure its ability to satisfy its commitment to supply Tecovirimat, an antiviral smallpox drug being delivered to the U.S. Strategic National Stockpile under the Project BioShield Act of 2004. SIGA intends to operate during the chapter 11 period as a going concern for the benefit of the U.S. government and all economic stakeholders. The chapter 11 filing will ensure that SIGA continues to supply Tecovirimat pursuant to its contract with the Biomedical Advanced Research and Development Authority (BARDA), and is able to pursue what it believes is a meritorious appeal of a pending Delaware Chancery Court proceeding.

As disclosed previously, on August 8, 2014, the Delaware Court of Chancery issued an opinion in the litigation initiated against SIGA in 2006 by PharmAthene, Inc. In that opinion, which SIGA believes was wrongly decided, the Court of Chancery determined, among other things, that PharmAthene is entitled to a lump sum damages award in an as yet unspecified amount, with interest and fees, based on United States government purchases of SIGA's smallpox drug allegedly anticipated as of December 2006. The amount of the total judgment to be decreed by the Court of Chancery is likely to be substantial, and enforcement of that judgment by PharmAthene would jeopardize SIGA's viability and ability to produce and deliver Tecovirimat.

The commencement of the chapter 11 case will prevent PharmAthene from taking any enforcement action at this time and also will permit SIGA's intended appeal to go forward.

Dr. Eric A. Rose, SIGA's Chairman and Chief Executive Officer, said, "Enforcement of the expected judgment of the Court of Chancery would threaten SIGA's viability, its ability to produce and deliver our smallpox drug, Tecovirimat, and its critical role in Project BioShield. We remain committed to performing under SIGA's contract with BARDA, obtaining FDA approval for Tecovirimat, and growing our company. SIGA has adequate liquidity to conduct its operations, satisfy all of its contractual commitments, and, with the stay afforded by chapter 11, pursue its appellate rights."

SIGA 660 Madison Avenue, Suite 1700
New York, NY 10065
Tel 212.672.9100 Fax 212.697.3130 siga.com

About SIGA Technologies, Inc.

We are a company specializing in the development and commercialization of solutions for serious unmet medical needs and biothreats. Our lead product is Tecovirimat, also known as ST-246®, an orally administered antiviral drug that targets orthopoxviruses. While Tecovirimat is not yet licensed as safe or effective by the U.S. Food & Drug Administration, it is a novel small-molecule drug that is being delivered to the Strategic National Stockpile under Project BioShield. For more information about SIGA, please visit SIGA's web site at www.siga.com. The SIGA Technologies, Inc. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=4504

Forward-Looking Statements

This press release contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including statements relating to the progress of SIGA's development programs and timelines for bringing products to market, the enforceability of the BARDA Contract, the final resolution of our ongoing litigation with PharmAthene, Inc., the anticipated damages amount to be awarded to PharmAthene, Inc. in connection with the recent Delaware Chancery Court opinion, and the administration of SIGA's chapter 11 case. Such forward-looking statements are subject to various known and unknown risks and uncertainties and SIGA cautions you that any forward-looking information provided by or on behalf of SIGA is not a guarantee of future performance. SIGA's actual results could differ materially from those anticipated by such forward-looking statements due to a number of factors, some of which are beyond SIGA's control, including, but not limited to, (i) the risk that potential products that appear promising to SIGA or its collaborators cannot be shown to be efficacious or safe in subsequent pre-clinical or clinical trials, (ii) the risk that SIGA or its collaborators will not obtain appropriate or necessary governmental approvals to market these or other potential products, (iii) the risk that SIGA may not be able to obtain anticipated funding for its development projects or other needed funding, including from anticipated governmental contracts and grants, (iv) the risk that SIGA may not complete performance under the BARDA Contract on schedule or in accordance with contractual terms, (v) the risk that SIGA may not be able to secure or enforce sufficient legal rights in its products, including intellectual property protection, (vi) the risk that any challenge to SIGA's patent and other property rights, if adversely determined, could affect SIGA's business and, even if determined favorably, could be costly, (vii) the risk that regulatory requirements applicable to SIGA's products may result in the need for further or additional testing or documentation that will delay or prevent seeking or obtaining needed approvals to market these products, (viii) the risk that one or more protests could be filed and upheld in whole or in part or other governmental action taken, in either case leading to a delay of performance under the BARDA Contract or other governmental contracts, (ix) the risk that the BARDA Contract is modified or canceled at the request or requirement of the U.S. government, (x) the risk that the volatile and competitive nature of the biotechnology industry may hamper SIGA's efforts to develop or market its products, (xi) the risk that the changes in domestic and foreign economic and market conditions may affect SIGA's ability to advance its research or may affect its products adversely, (xii) the effect of federal, state, and foreign regulation, including drug regulation and international trade regulation, on SIGA's businesses,

SIGA 660 Madison Avenue, Suite 1700
New York, NY 10065
Tel 212.672.9100 Fax 212.697.3130 siga.com

(xiii) the risk that our outstanding indebtedness or chapter 11 case may make it more difficult to obtain additional financing, (xiv) the risk that our internal controls will not be effective in detecting or preventing a misstatement in our financial statements, (xv) the risk that some amounts received and recorded as deferred revenue may someday be determined to have been more properly characterized as revenue when received, (xvi) the risk that some amounts received and recorded as deferred revenue ultimately may not be recognized as revenue, (xvii) the risk that any appeal of the post-remand opinion may not be successful and that such post-remand opinion will be upheld in whole or in part, or that an appeal, if any, by SIGA may result in a different, less favorable ruling that could materially and adversely affect the Company, (xviii) the risk that any appeal may result in extended and expensive litigation, (xix) the risk that continued litigation with PharmAthene, Inc. may impede SIGA's efforts to continue to grow, (xx) the risk that SIGA may not be able to establish its intended positions or otherwise may not prevail in any further court proceedings with respect to the litigation with PharmAthene, and (xxi) the costs and expenses and other inherent uncertainty attendant to a chapter 11 case. More detailed information about SIGA and risk factors that may affect the realization of forward-looking statements, including the forward-looking statements in this presentation, is set forth in SIGA's filings with the Securities and Exchange Commission, including SIGA's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and in other documents that SIGA has filed with the SEC. SIGA urges investors and security holders to read those documents free of charge at the SEC's web site at http://www.sec.gov. Interested parties may also obtain those documents free of charge from SIGA. Forward-looking statements are current only as of the date on which such statements were made, and except for our ongoing obligations under the United States of America federal securities laws, we undertake no obligation to update publicly any forward-looking statements whether as a result of new information, future events, or otherwise.

Press contact:
Rubenstein Associates, Inc.
Marcia Horowitz, 212-843-8014
mhorowitz@rubenstein.com
or
Investor contacts:
KCSA Strategic Communications
Todd Fromer, 212-896-1215
tfromer@kcsa.com
or
Rob Fink, 212-896-1206
rfink@kcsa.com

SIGA 660 Madison Avenue, Suite 1700
New York, NY 10065
Tel 212.672.9100 Fax 212.697.3130 siga.com